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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4, of our reports dated January 25, 2001 included or incorporated by reference in American Home Products Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.



ARTHUR ANDERSEN LLP
New York, New York
April 27, 2001